UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period:	January 1, 2013 — June 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|13

Semiannual report

Putnam VT
Global Health Care Fund

Putnam Investments

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have exhibited volatility recently, as the U.S. Federal Reserve indicated that it may begin to reduce its quantitative easing program later this year if current positive trends continue. With this news, long-term interest rates jumped from historic lows and stocks fell, with the U.S. equity market in June posting a monthly loss for the first time this year. International markets, facing a range of issues, also declined.

While the Fed’s announcement initially made investors skittish, we are encouraged that the central bank is seeing steady economic growth and low inflation. These conditions have helped lift equity market averages to near all-time highs, and a continuation of current trends could be supportive for investments. The Fed has said that any tapering will be done in a way that does not threaten the economic recovery.

We believe Putnam’s fundamentally oriented investment approaches are well suited for today’s market environment. By conducting in-depth company and industry research, and through astute analysis of key market and policy-related risks, Putnam’s portfolio managers and research analysts are committed to finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery.

We believe that, when combined with the guidance of a financial advisor who can help you develop a portfolio that matches your individual goals and tolerance for risk, Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Performance summary (as of 6/30/13)

Investment objective

Capital appreciation

Net asset value June 30, 2013

Class IA: $14.87	Class IB: $14.67

Total return at net asset value
			MSCI World Health
(as of 6/30/13)	Class IA shares*	Class IB shares*	Care Index (ND)†

6 months	18.94%	18.89%	17.33%

1 year	28.66	28.43	26.77

5 years	64.50	62.60	59.17
Annualized	10.47	10.21	9.74

10 years	106.57	101.40	106.86
Annualized	7.52	7.25	7.54

Life	117.70	110.53	—
Annualized	5.26	5.03	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

† The fund’s benchmark, the MSCI World Health Care Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class IA shares.

MSCI World Health Care Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the health-care sector.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are represented as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Global Health Care Fund 1

Report from your fund’s managers

How were conditions for stock investing and the health-care sector for the six months ended June 30, 2013?

Global health-care stocks performed well for the period, and outperformed the broader global stock markets. As we observed at the close of the previous fiscal year, it is unusual for the health-care sector, which is often viewed as defensive, to perform so well when the rest of the market is rallying, but companies in the sector generally have been able to deliver strong financial results. At the same time, health-care stock valuations remained attractively low, in our view, which is also beneficial for investing in the sector.

Could you highlight some stocks that helped performance for the period?

One of the top contributors to fund performance for the period was Actavis, a generic pharmaceutical company formed when Watson Pharmaceuticals acquired Actavis Group in November 2012. During this semiannual period, the stock performed well, particularly following the announcement in May 2013 that the company was acquiring Warner Chilcott, a specialty pharmaceutical firm. The acquisition was viewed as positive because it will broaden Actavis’s lineup of branded pharmaceutical products and will provide tax advantages due to the fact that Warner Chilcott is headquartered in Ireland.

Another strong performer for the fund was Celgene, a biotechnology company that produces treatments for cancer and immune-inflammatory diseases. The company has had solid success with its pipeline drugs, which are gaining more recognition from investors. Also, the company delivered a five-year earnings outlook that exceeded investor expectations.

Clovis Oncology, a small biopharmaceutical company that specializes in developing cancer treatments, was another portfolio highlight. The stock surged as the company’s lung cancer treatment, known as CO-1686, performed well in early-stage trials.

What are some holdings that detracted from fund returns?

While an acquisition announcement helped the stock of Actavis, it appears to have had the opposite effect on Auxilium Pharmaceuticals, the top detractor from fund performance for the period. This small-cap biotechnology company announced in April that it was acquiring Actient Holdings, a firm that specializes in urology products. Investors, with limited knowledge of the privately held Actient, were skeptical about the acquisition and its cost. We are optimistic about the acquisition and the stock’s prospects, and Auxilium remained in the portfolio at the close of the period.

The stock of Affymax, a small biotechnology company that was a top performer in the previous fiscal year, was a disappointment. Shares of the stock declined dramatically following the recall of Omontys, its anemia treatment, due to hypersensitivity reactions. By the close of the period, we had sold the stock from the portfolio.

Also dampening fund returns was Eli Lilly, a global pharmaceutical company. Investors may be hesitant to invest due to upcoming trial results for one of its oncology drugs. We believe the stock’s weakness is a temporary setback. Eli Lilly has been making significant investments in its product pipeline, which we believe should help reaccelerate the company’s top- and bottom-line growth.

What is your outlook for the health-care sector?

Investors remain mindful of changes that may occur in the U.S. health-care system under the Patient Protection and Affordable Care Act, as well as the challenges for health-care stocks in international markets, where many governments are cutting health-care spending in an effort to reduce budget deficits. Although challenges remain, we believe health-care stocks continue to offer attractive valuations and growth potential as companies deliver differentiated and innovative health-care products and services.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The health-care industries may be affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices or procedures, and changes in governmental and private payment systems. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

2 Putnam VT Global Health Care Fund

Your fund’s managers

Portfolio Manager Kelsey Chen, Ph.D., joined Putnam in 2000 and has been in the investment industry since 1999.

Portfolio Manager Isabel Buccellati joined Putnam in 2012 and has been in the investment industry since 1994.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Global Health Care Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2013, to June 30, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/13		for the 6 months ended 6/30/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.45	$5.81	$4.11	$5.36

Ending value
(after expenses)	$1,188.60	$1,188.90	$1,020.73	$1,019.49

Annualized
expense ratio	0.82%	1.07%	0.82%	1.07%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

4 Putnam VT Global Health Care Fund

The fund’s portfolio 6/30/13 (Unaudited)

COMMON STOCKS (98.5%)*	Shares	Value

Biotechnology (17.3%)
Amgen, Inc.	12,755	$1,258,408

Amicus Therapeutics, Inc. †	42,958	100,092

Arqule, Inc. †	62,995	146,148

Array BioPharma, Inc. † S	66,600	302,364

BioMarin Pharmaceuticals, Inc. †	19,000	1,060,010

Celgene Corp. † S	47,600	5,564,916

Celldex Therapeutics, Inc. † S	49,200	768,012

ChemoCentryx, Inc. † S	19,112	270,244

Chimerix, Inc. †	9,749	236,316

Clovis Oncology, Inc. †	6,930	464,171

Codexis, Inc. † S	29,178	64,483

Dendreon Corp. † S	74,300	306,116

Dyax Corp. † S	49,456	171,118

Gilead Sciences, Inc. †	70,300	3,600,063

Grifols SA ADR (Spain)	25,900	737,632

Incyte Corp., Ltd. †	18,900	415,800

Merrimack Pharmaceuticals, Inc. † S	28,666	192,922

Neurocrine Biosciences, Inc. †	15,540	207,925

OncoGenex Pharmaceutical, Inc. † S	4,800	47,040

Onyx Pharmaceuticals, Inc. † S	5,600	486,192

Pharmacyclics, Inc. †	3,300	262,251

Portola Pharmaceuticals, Inc. †	19,631	482,334

Prosensa Holding BV (Netherlands) †	10,324	198,737

PTC Therapeutics, Inc. † S	5,886	88,290

Puma Biotechnology, Inc. † S	8,852	392,763

Quintiles Transnational Corp. †	1,616	68,777

Receptos, Inc. † S	24,444	486,191

Spectrum Pharmaceuticals, Inc. S	22,200	165,612

TESARO, Inc. †	16,601	543,517

United Therapeutics Corp. † S	4,900	322,518

Verastem, Inc. † S	38,014	527,634

Vertex Pharmaceuticals, Inc. †	22,500	1,797,075

		21,735,671
Food and staples retail (2.0%)
CVS Caremark Corp.	44,500	2,544,510

		2,544,510
Health-care equipment and supplies (10.9%)
Abbott Laboratories	54,300	1,893,984

Baxter International, Inc.	32,100	2,223,567

Boston Scientific Corp. †	38,800	359,676

CareFusion Corp. †	8,300	305,855

Covidien PLC	41,300	2,595,292

Elekta AB Class B (Sweden)	31,142	473,637

Globus Medical, Inc. Class A † S	3,870	65,248

Intuitive Surgical, Inc. †	900	455,922

Medtronic, Inc.	34,400	1,770,568

St. Jude Medical, Inc. S	10,300	469,989

Stryker Corp.	13,100	847,308

Unilife Corp. † S	57,861	183,419

West Pharmaceutical Services, Inc.	13,900	976,614

Zimmer Holdings, Inc. S	14,800	1,109,112

		13,730,191

COMMON STOCKS (98.5%)* cont.	Shares	Value

Health-care providers and services (13.6%)
Aetna, Inc.	59,000	$3,748,860

AmerisourceBergen Corp.	30,600	1,708,398

Cardinal Health, Inc.	12,200	575,840

Catamaran Corp. †	13,000	633,360

CIGNA Corp.	28,300	2,051,467

Express Scripts Holding Co. †	41,810	2,579,259

Fresenius Medical Care AG & Co., KGaA (Germany)	8,177	579,319

Fresenius Medical Care AG & Co., KGaA ADR (Germany) S	4,626	163,159

McKesson Corp.	4,259	487,656

Quest Diagnostics, Inc. S	12,700	770,001

Sinopharm Group Co. (China)	34,800	87,222

UnitedHealth Group, Inc.	38,900	2,547,172

WellPoint, Inc.	14,800	1,211,232

		17,142,945
Life sciences tools and services (3.0%)
Agilent Technologies, Inc.	19,700	842,372

Illumina, Inc. †	5,200	389,168

Sequenom, Inc. † S	29,600	124,616

Thermo Fisher Scientific, Inc. S	28,900	2,445,807

		3,801,963
Personal products (0.2%)
Synutra International, Inc. † S	37,276	189,735

		189,735
Pharmaceuticals (51.5%)
AbbVie, Inc.	103,200	4,266,288

Actavis, Inc. †	34,900	4,405,078

Allergan, Inc.	24,100	2,030,184

Astellas Pharma, Inc. (Japan)	34,500	1,878,772

AstraZeneca PLC (United Kingdom)	51,924	2,456,210

Auxilium Pharmaceuticals, Inc. †	144,500	2,403,035

Bayer AG (Germany)	20,913	2,229,466

Cempra, Inc. † S	28,743	225,058

Daiichi Sankyo Co., Ltd. (Japan)	27,900	465,891

Eli Lilly & Co.	98,100	4,818,672

GlaxoSmithKline PLC (United Kingdom)	195,605	4,893,415

Hi-Tech Pharmacal Co., Inc.	1,800	59,760

Hospira, Inc. †	6,600	252,846

Johnson & Johnson	80,100	6,877,386

Merck & Co., Inc.	88,800	4,124,760

Merck KGaA (Germany)	7,831	1,191,014

Mitsubishi Tanabe Pharma Corp. (Japan)	22,200	288,241

Novartis AG (Switzerland)	43,315	3,069,708

Pernix Therapeutics Holdings † S	12,617	45,547

Pfizer, Inc.	173,703	4,865,421

Roche Holding AG-Genusschein (Switzerland)	10,348	2,564,073

Sanofi (France)	59,414	6,123,035

Sanofi CVR (France) †	121,200	233,916

Shire PLC (United Kingdom)	21,714	688,833

Sihuan Pharmaceutical Holdings Group, Ltd. (China)	204,000	134,067

Stada Arzneimittel AG (Germany)	5,708	245,121

Teva Pharmaceutical Industries, Ltd. ADR (Israel) S	38,606	1,513,355

Warner Chilcott PLC Class A	33,300	662,004

Zoetis, Inc.	57,448	1,774,563

		64,785,719

Total common stocks (cost $90,225,952)		$123,930,734

Putnam VT Global Health Care Fund 5

CONVERTIBLE BONDS AND NOTES (0.2%)*	Principal amount	Value

Auxilium Pharmaceuticals, Inc. cv. sr. unsec.
notes 1 1/2s, 2018	$230,000	$221,806

Total convertible bonds and notes (cost $230,000)		$221,806

SHORT-TERM INVESTMENTS (14.1%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.03% L	1,428,946	$1,428,946

Putnam Cash Collateral Pool, LLC 0.15% [d]	15,927,050	15,927,050

U.S. Treasury Bills with an effective yield
of 0.14%, March 6, 2014	$30,000	29,978

U.S. Treasury Bills with an effective yield
of 0.15%, February 6, 2014 ##	241,000	240,879

U.S. Treasury Bills with an effective yield
of 0.12%, December 12, 2013	80,000	79,976

U.S. Treasury Bills with an effective yield
of 0.16%, October 17, 2013 ##	40,000	39,994

Total short-term investments (cost $17,746,679)		$17,746,823

Total investments (cost $108,202,631)		$141,899,363

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
CVR	Contingent Value Rights

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through June 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $125,881,072.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $276,440 to cover certain derivatives contracts.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	76.0%	Japan	2.1%

United Kingdom	6.4	Israel	1.2

France	5.0	Other	0.8

Switzerland	4.5	Spain	0.5

Germany	3.5	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 6/30/13 (aggregate face value $13,333,106) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Euro	Buy	9/18/13	$3,513,176	$3,532,966	$(19,790)

Citibank, N.A.

	British Pound	Buy	9/18/13	3,060,112	3,085,687	(25,575)

	Danish Krone	Buy	9/18/13	1,637,549	1,645,431	(7,882)

Credit Suisse International

	Japanese Yen	Buy	8/22/13	1,736,229	1,771,046	(34,817)

HSBC Bank USA, National Association

	Australian Dollar	Buy	7/17/13	1,645,838	1,859,431	(213,593)

JPMorgan Chase Bank N.A.

	Swiss Franc	Buy	9/18/13	1,440,739	1,438,545	2,194

Total						$(299,463)

6 Putnam VT Global Health Care Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer staples	$2,734,245	$—	$—

Health care	93,828,465	27,368,024	—

Total common stocks	96,562,710	27,368,024	—

Convertible bonds and notes	—	221,806	—

Short-term investments	1,428,946	16,317,877	—

Totals by level	$97,991,656	$43,907,707	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(299,463)	$—

Totals by level	$—	$(299,463)	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Health Care Fund 7

Statement of assets and liabilities
6/30/13 (Unaudited)

Assets

Investment in securities, at value, including $15,534,423 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $90,846,635)	$124,543,367

Affiliated issuers (identified cost $17,355,996) (Notes 1 and 6)	17,355,996

Cash	85,462

Dividends, interest and other receivables	158,959

Foreign tax reclaim	88,372

Receivable for shares of the fund sold	138,140

Receivable for investments sold	126,413

Unrealized appreciation on forward currency contracts (Note 1)	2,194

Total assets	142,498,903

Liabilities

Payable for investments purchased	134,212

Payable for shares of the fund repurchased	60,902

Payable for compensation of Manager (Note 2)	65,459

Payable for custodian fees (Note 2)	4,961

Payable for investor servicing fees (Note 2)	6,358

Payable for Trustee compensation and expenses (Note 2)	71,412

Payable for administrative services (Note 2)	222

Payable for distribution fees (Note 2)	16,054

Unrealized depreciation on forward currency contracts (Note 1)	301,657

Collateral on securities loaned, at value (Note 1)	15,927,050

Other accrued expenses	29,544

Total liabilities	16,617,831

Net assets	$125,881,072

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$86,384,501

Undistributed net investment income (Note 1)	534,058

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	5,568,647

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	33,393,866

Total — Representing net assets applicable to capital shares outstanding	$125,881,072

Computation of net asset value Class IA

Net assets	$47,864,170

Number of shares outstanding	3,218,271

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$14.87

Computation of net asset value Class IB

Net assets	$78,016,902

Number of shares outstanding	5,319,884

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$14.67

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Global Health Care Fund

Statement of operations
Six months ended 6/30/13 (Unaudited)

Investment income

Dividends (net of foreign tax of $64,763)	$1,293,943

Interest (including interest income of $803 from investments in affiliated issuers) (Note 6)	2,470

Securities lending (Note 1)	44,166

Total investment income	1,340,579

Expenses

Compensation of Manager (Note 2)	379,143

Investor servicing fees (Note 2)	60,534

Custodian fees (Note 2)	5,466

Trustee compensation and expenses (Note 2)	4,961

Distribution fees (Note 2)	92,200

Administrative services (Note 2)	1,378

Other	41,893

Total expenses	585,575

Expense reduction (Note 2)	(5,104)

Net expenses	580,471

Net investment income	760,108

Net realized gain on investments (Notes 1 and 3)	6,572,345

Net realized loss on foreign currency transactions (Note 1)	(512,098)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(291,905)

Net unrealized appreciation of investments during the period	13,758,457

Net gain on investments	19,526,799

Net increase in net assets resulting from operations	$20,286,907

Statement of changes in net assets

	Six months ended	Year ended
	6/30/13*	12/31/12

Increase in net assets

Operations:

Net investment income	$760,108	$1,283,694

Net realized gain on investments and foreign currency transactions	6,060,247	4,201,730

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	13,466,552	15,289,130

Net increase in net assets resulting from operations	20,286,907	20,774,554

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(629,642)	(639,512)

Class IB	(856,571)	(813,342)

Net realized short-term gain on investments

Class IA	(916,129)	(876,131)

Class IB	(1,474,924)	(1,342,504)

From net realized long-term gain on investments

Class IA	(601,308)	(2,548,456)

Class IB	(968,078)	(3,905,021)

Increase (decrease) from capital share transactions (Note 4)	2,298,658	(734,268)

Total increase in net assets	17,138,913	9,915,320

Net assets:

Beginning of period	108,742,159	98,826,839

End of period (including undistributed net investment income of $534,058 and $1,260,163, respectively)	$125,881,072	$108,742,159

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Health Care Fund 9

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/13†	$13.11	.10	2.34	2.44	(.20)	(.48)	(.68)	$14.87	18.86*	$47,864	.41*	.70*	20*

12/31/12	11.85	.17	2.36	2.53	(.20)	(1.07)	(1.27)	13.11	22.57	42,239.84		1.38	30

12/31/11	12.40	.15	(.23)	(.08)	(.14)	(.33)	(.47)	11.85	(.89)	39,802.84		1.17	31

12/31/10	12.32	.11	.23	.34	(.26)	—	(.26)	12.40	2.68	46,428.82		.90	33

12/31/09	11.11	.07	2.46	2.53	—	(1.32)	(1.32)	12.32	26.46	54,163.87		.64	33

12/31/08	13.49	.06	(2.33)	(2.27)	—	(.11)	(.11)	11.11	(16.90)	52,520	.83[e]	.49[e]	19

Class IB

6/30/13†	$12.92	.08	2.32	2.40	(.17)	(.48)	(.65)	$14.67	18.89*	$78,017	.53*	.58*	20*

12/31/12	11.69	.14	2.33	2.47	(.17)	(1.07)	(1.24)	12.92	22.27	66,503	1.09	1.13	30

12/31/11	12.24	.11	(.23)	(.12)	(.10)	(.33)	(.43)	11.69	(1.18)	59,024	1.09	.92	31

12/31/10	12.16	.08	.23	.31	(.23)	—	(.23)	12.24	2.47	69,824	1.07	.65	33

12/31/09	11.02	.04	2.42	2.46	—	(1.32)	(1.32)	12.16	26.00	82,858	1.12	.39	33

12/31/08	13.40	.03	(2.30)	(2.27)	—	(.11)	(.11)	11.02	(17.01)	79,525	1.08[e]	.24	19

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2008, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/08	0.03%

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Global Health Care Fund

Notes to financial statements 6/30/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through June 30, 2013.

Putnam VT Global Health Care Fund (the fund) is a non-diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of large and midsize health-care related companies worldwide that Putnam Management believes have favorable investment potential. Potential investments include companies that manufacture health care supplies or provide health care-related services, and companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the

Putnam VT Global Health Care Fund 11

difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $301,657 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $129,919.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $15,534,423 and the fund received cash collateral of $15,927,050.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $108,679,003, resulting in gross unrealized appreciation and depreciation of $39,221,391 and $6,001,031, respectively, or net unrealized appreciation of $33,220,360.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 24.5% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end

12 Putnam VT Global Health Care Fund

funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780% of the first $5 billion,
0.730% of the next $5 billion,
0.680% of the next $10 billion,
0.630% of the next $10 billion,
0.580% of the next $50 billion,
0.560% of the next $50 billion,
0.550% of the next $100 billion, and
0.545% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$23,360
Class IB	37,174

Total	$60,534

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $22 under the expense offset arrangements and by $5,082 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $88, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$92,200

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $23,648,136 and $26,112,648, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/13		Year ended 12/31/12		Six months ended 6/30/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	113,042	$1,632,222	152,598	$1,927,685	480,296	$6,890,709	777,487	$9,725,104

Shares issued in connection with
reinvestment of distributions	153,144	2,147,079	345,000	4,064,099	238,581	3,299,573	520,693	6,060,867

	266,186	3,779,301	497,598	5,991,784	718,877	10,190,282	1,298,180	15,785,971

Shares repurchased	(270,350)	(3,919,748)	(634,305)	(7,830,032)	(545,738)	(7,751,177)	(1,199,636)	(14,681,991)

Net increase (decrease)	(4,164)	$(140,447)	(136,707)	$(1,838,248)	173,139	$2,439,105	98,544	$1,103,980

Putnam VT Global Health Care Fund 13

Note 5 — Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$13,200,000

Market values of derivative instruments as of the close of the reporting period

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$2,194	Payables	$301,657

Total		$2,194		$301,657

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$(505,872)	$(505,872)

Total	$(505,872)	$(505,872)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$(287,533)	$(287,533)

Total	$(287,533)	$(287,533)

Note 6 — Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at the beginning				Market value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund*	$1,683,717	$2,905,434	$4,589,151	$417	$—

Putnam Short Term Investment Fund*	—	7,625,582	6,196,636	386	1,428,946

Totals	$1,683,717	$10,531,016	$10,785,787	$803	$1,428,946

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

14 Putnam VT Global Health Care Fund

Note 8 — Offsetting of financial and derivative assets and liabilities

	Bank of America N.A.	Citibank, N.A.	Credit Suisse International	Goldman Sachs Bank USA	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Total

Assets:

Forward currency contracts#	$—	$—	$—	$—	$—	$2,194	$2,194

Securities on loan**	—	—	—	15,534,423	—	—	15,534,423

Total Assets	$—	$—	$—	$15,534,423	$—	$2,194	$15,536,617

Liabilities:

Forward currency contracts#	19,790	33,457	34,817	—	213,593	—	301,657

Total Liabilities	$19,790	$33,457	$34,817	$—	$213,593	$—	$301,657

Total Financial and Derivative Net Assets	$(19,790)	$(33,457)	$(34,817)	$15,534,423	$(213,593)	$2,194	$15,234,960

Total collateral received (pledged)##†	$—	$—	$(19,996)	$15,534,423	$(109,923)	$—	$15,404,504

Net amount	$(19,790)	$(33,457)	$(14,821)	$—	$(103,670)	$2,194	$(169,544)

** Included with Investments in securities on the Statement of assets and liabilities

# Covered by master netting agreement.

## Any over-collateralization of total financial and derivative net assets is not shown.

† Additional collateral may be required from certain brokers based on individual agreements.

Putnam VT Global Health Care Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment

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style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue

Putnam VT Global Health Care Fund 17

to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered information about the absolute return of your fund and your fund’s performance relative to its internal benchmark over the one-year, three-year and five-year periods ended December 31, 2012. Putnam VT Global Health Care Fund’s class IA shares’ return net of fees and expenses was positive over the one-year, three-year and five-year periods ended December 31, 2012, exceeded the return of its internal benchmark over the one-year and five-year periods then ended, and lagged the return of its internal benchmark over the three-year period then ended. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

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20 Putnam VT Global Health Care Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Investment Sub-Advisor	Legal Counsel	Kenneth R. Leibler
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Global Health Care Fund 21

This report has been prepared for the shareholders		H507
of Putnam VT Global Health Care Fund.	282490	8/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 29, 2013